UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  July 22, 2002
                                  -------------
                                 Date of Report
                        (Date of earliest event reported)


                                    SVT INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                     0-25942                   84-1167603
    --------------------           --------------                ----------
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)


                  59 John Street, 3rd Floor, New York, NY 10038
                  ---------------------------------------------
              (Address of principal executive offices and zip code)


                                 (212) 571-6904
       -------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

         ITEM 4.  Changes in Registrant's Certifying Accountant.

Regulation S-K, Item 304(a)(1)

     On July 22, 2002, the Chief Financial Officer of the Registrant, duly authorized by the Board of Directors, dismissed Arthur Andersen LLP ("Arthur Andersen") from serving as the Registrant's independent accountants for the audit of the Registrant's financial statements for the fiscal year ended December 31, 2002 and thereafter. As reported in the current report on Form 8-K, as amended, bearing cover date February 21, 2002, Arthur Andersen had been engaged as the Registrant's independent accountants (replacing Ernst & Young
LLP) on February 21, 2002 in connection with the Registrant's business combination with SanVision Technology Inc. Such combination was accounted for as a purchase of the Registrant by SanVision in a "reverse acquisition." Arthur Andersen had been SanVision's pre-combination auditor. Arthur Andersen was also the independent auditor of the financial statements of the Registrant (then called SweetWater, Inc.) through the fiscal year ended December 31, 1999, after which Arthur Andersen was replaced by Ernst & Young LLP before being reengaged on February 21, 2002.

     Since Arthur Andersen's engagement on February 21, 2002 as the Registrant's independent accountants, Arthur Andersen's reports on the Registrant's financial statements have not contained an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. Also, during the period from February 21, 2002, through July 22, 2002, when Arthur Andersen's engagement as the Registrant's independent accountants ended, (1) there was no "disagreement" with Arthur Andersen, as defined in Item 304 of Regulation S-K, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the subject matter of such disagreement in connection with its report on the Registrant's financial statements, and (2) there occurred no "reportable event" as defined in Item 304 of Regulation S-K, involving the Registrant and Arthur Andersen.

     The Registrant has provided Arthur Andersen with a copy of the foregoing disclosures. While the Registrant has received no information from Arthur Andersen that Arthur Andersen has a basis for disagreement with such statements, we have been informed that, in light of recent developments at Arthur Andersen, Arthur Andersen has ceased providing written representations for use in Form 8-Ks concerning changes in a registrant's certifying accountant, as required by
Item 304 of Regulation S-K. Pursuant to temporary Item 304T of Regulation S-K, the Registrant's filing obligation is satisfied without including such written representations.

Regulation S-K, Item 304(a)(2)

     Also on July 22, 2002, the Chief Financial Officer of the Registrant, duly authorized by the Board of Directors, engaged Lazar Levine & Felix LLP ("Lazar") as its new independent accountant. The first audit of the Registrant's financial statements to be conducted by Lazar as the Registrant's newly engaged independent accountant will be for the fiscal year ended December 31, 2002.

     During the Registrant's current and two most recent fiscal years, neither the Registrant nor anyone on its behalf consulted with Lazar regarding the application of accounting principles to any transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements. Further, since as stated above, there were no "disagreements" or "reportable events" (as such terms are defined in Item 304 of Regulation S-K) involving the Registrant and Arthur Andersen, the Registrant had no occasion to consult with Lazar on such matters.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: July 23, 2002                          SVT INC.
                                            (Registrant)



                                            By:  /s/Michael Bell
                                                 ---------------
                                                 Michael Bell
                                                 Chief Financial Officer
                                                 and Secretary